SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2015


                        GLOBAL EQUITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      000-54557                 27-3986073
(State or other jurisdiction         (Commission             (I.R.S. Employer
    of incorporation)                File Number)         Identification Number)

               X3 Jumeirah Bay, Office 3305, Jumeirah Lake Towers
                                   Dubai, UAE
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code: +971 (0) 427 675 76

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement  communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))
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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL
          YEAR.

     Effective February 16, 2015, the Company amended its Articles of Incorporation (Article 3) to increase the number of shares of common stock which the Company has the authority to issue from 70,000,000 to 500,000,000. There was no change in the number of shares of preferred stock authorized, as that number remained at 5,000,000 shares of preferred stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.                    Description of Exhibit
-----------                    ----------------------

  3(i).2 Certificate of Amendment to Articles of incorporation effective February 16, 2015.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2015

                                     GLOBAL EQUITY INTERNATIONAL, INC.


                                     By: /s/ Enzo Taddei
                                        ---------------------------------------
                                        Enzo Taddei
                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                    Description of Exhibit
-----------                    ----------------------

  3(i).2 Certificate of Amendment to Articles of incorporation effective February 16, 2015.